UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08788
                                  -----------

                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end:    3/31
                          ----------

Date of reporting period:  3/31/08
                          --------


ITEM 1. REPORTS TO STOCKHOLDERS.


CONTENTS

IMPORTANT NOTICE TO SHAREHOLDERS ..........................................   1
ANNUAL REPORT
Templeton Russia and East European Fund, Inc. .............................   2
Performance Summary .......................................................   6
Financial Highlights and Statement of Investments .........................   7
Financial Statements ......................................................  10
Notes to Financial Statements .............................................  13
Report of Independent Registered Public Accounting Firm ...................  20
Tax Designation ...........................................................  21
Annual Meeting of Shareholders ............................................  22
Dividend Reinvestment and Cash Purchase Plan ..............................  23
Board Members and  Officers ...............................................  26
Shareholder Information ...................................................  32

IMPORTANT NOTICE TO SHAREHOLDERS

EXCHANGE-TRADED FUNDS

The Fund may invest up to 10% of its total assets in shares of exchange-traded funds (ETFs) for the purpose of short-term cash management. The Fund will use ETFs when the investment manager determines that the Fund will benefit from market exposure when there is excess cash in the Fund and the investment manager is not able to invest in a single stock fast enough because either the stock is not liquid enough to accommodate a large purchase or the Fund would cause excessive market impact in trying to invest cash in a single stock immediately (referred to as "equitizing cash"). This strategy can allow the investment manager to be more selective in the securities it buys for the Fund and the prices paid because the investment manager is not forced to buy stocks at any price just to get market exposure. The Fund may also use ETFs to provide the Fund with liquidity during volatile markets without having to hold underperforming cash.

An investment in an ETF generally represents the same risks as an investment in a conventional fund (i.e., an investment company that is not exchange-traded). The price of an ETF can fluctuate and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain other risks that do not apply to conventional funds, such as the risk that the market price of the ETF's shares may trade at a discount to their net asset value; the risk that an active market for an ETF's shares may not develop or be maintained; or the risk that an ETF's shares could be delisted from an exchange or that trading may be halted for various reasons.

Most ETFs are investment companies. Therefore, the Fund's purchases of ETFs are subject to limitations on investments in other investment companies under section 12(d)(1) of the 1940 Act, unless exemptions from those limitations are available pursuant to the SEC's current rules, exemptions and interpretations under the 1940 Act.

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

                                               Not part of the annual report | 1

ANNUAL REPORT

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Russia and East European Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments that are tied economically to Russia or East European countries.

Dear Shareholder:

This annual report for Templeton Russia and East European Fund covers the fiscal year ended March 31, 2008.

PERFORMANCE OVERVIEW

Templeton Russia and East European Fund had cumulative total returns of -6.78% in market price terms and +3.85% based on change in net asset value for the 12 months ended March 31, 2008. In line with our long-term investment strategy, we are pleased with our long-term results. For the 10-year period ended March 31, 2008, the Fund delivered cumulative total returns of +298.39% in market price terms and +468.67% in net asset value terms. You can find more of the Fund's performance data in the Performance Summary on page 6.

ECONOMIC AND MARKET OVERVIEW

Despite renewed fears of a U.S. recession and global credit concerns, Eastern European equities, supported by strong domestic currencies, ended the 12-month reporting period with positive returns. Russia performed in line with its regional peers and posted double-digit returns for the period. Investor confidence remained driven by Russia's strong economic environment and high commodity prices for the country's exports.

In Russia, gross domestic product (GDP) growth rose to 8.1% in 2007, which was higher than the initial estimate, and construction, manufacturing, and wholesale and retail sales sectors contributed significantly.(1) The country's Economy Ministry also upgraded its GDP growth forecasts for 2008 and 2009 to 7.1% and 6.3% in March.1 In addition, investment remained robust in 2007 with foreign direct investment (FDI) inflows totaling US$47 billion, compared to US$26 billion in 2006 and US$13 billion in 2005.(2)

----------

1.    Source: Federal State Statistics Service, Russia.

2.    Source: The Central Bank of the Russian Federation.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 8.

2 | Annual Report

International rating agency Standard & Poor's raised its outlook on its BBB+ sovereign credit rating for Russia to positive from neutral due to the country's growing foreign exchange reserves and fiscal surpluses.(3) Inflationary pressures, however, remained a concern for the central bank as inflation in February rose to 12.7% year-over-year as a result of higher food prices.(1) This led the central bank to raise interest rates and reserve requirements on liabilities in 2008.

Politically, as widely expected, First Deputy Prime Minister Dmitry Medvedev won the presidential elections by an overwhelming majority on March 2, 2008. Medvedev confirmed that his administration would continue the policies set by President Putin's government. Putin also indicated that he would assume the prime minister role after his term ended.

INVESTMENT STRATEGY

Our investment strategy employs a company-specific, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies in the context of their sector and country. We perform in-depth research to construct an Action List from which we construct the portfolio. Our emphasis is on value and not attempting to match or beat an index. During our analysis, we also consider a company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

Key Fund holdings that contributed significantly to absolute performance during the 12 months under review were Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), the world's largest nickel and palladium producer, Severstal (Cherepovets Mk Severstal), a key steel producer in Russia, and ENRC (Eurasian Natural Resources), a leading diversified natural resources group, which was bought and sold during the period because it reached our sale target. From a sector perspective, the Fund's exposure to the materials sector, which included the top three contributors, had the largest contribution to performance during the period.(4)

------------

3.    This does not indicate Standard & Poor's rating of the Fund.

4.    The materials sector comprises metals and mining in the SOI.

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 3/31/08

Metals & Mining                                           28.5%
Oil, Gas & Consumable Fuels                               16.1%
Diversified Telecommunication Services                    15.3%
Commercial Banks                                          13.4%
Pharmaceuticals                                            5.3%
Energy Equipment & Services                                4.2%
Real Estate                                                2.1%
Food Products                                              2.1%
Other                                                      0.9%
Short-Term Investments & Other Net Assets                 12.1%

                                                               Annual Report | 3

TOP 10 EQUITY HOLDINGS
3/31/08

COMPANY                                         % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                        NET ASSETS
Norilsk Nickel
(Mining and Metallurgical Co.
Norilsk Nickel)                                       13.5%
   METALS & MINING, RUSSIA
Sberbank RF (Savings Bank of Russia)                  13.4%
   COMMERCIAL BANKS, RUSSIA
Severstal (Cherepovets Mk Severstal)                  11.3%
   METALS & MINING, RUSSIA
LUKOIL, ADR                                           10.9%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
VolgaTelecom, ord. & ADR                               6.8%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   RUSSIA
Gazprom, ord. & ADR                                    5.2%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Egis Nyrt                                              4.3%
   PHARMACEUTICALS, HUNGARY
Sibirtelecom                                           4.3%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   RUSSIA
Southern Telecommunications Co.                        3.2%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   RUSSIA
OAO TMK, 144A & GDR                                    3.0%
   ENERGY EQUIPMENT & SERVICES, RUSSIA

Conversely, the largest detractors from Fund performance included Sberbank (Savings Bank of Russia), the country's largest bank, and leading integrated telecommunication services providers, VolgaTelecom and Sibirtelecom. The telecommunication services and banks sectors had the largest negative impact on Fund performance at the sector level.(5) We remained confident in these companies' prospects due to their strong fundamentals and the potential for restructuring in the telecommunications industry, as well as Russia's growing retail and commercial banking sectors.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2008, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the reporting period, we sold select stocks as they reached sale price targets. These sales allowed us to raise funds for income and capital gains distributions, and enabled us to focus on what we considered more attractively valued stocks in our investment universe. We sold a significant portion of the Fund's holding in Russian utility UES (Unified Energy Systems), while completely divesting from Chelyabinsk Pipe Works, a steel pipe producer, JSC Salavatnefteorgsintez, an oil refining and petrochemical complex, and Mobile TeleSystems, a major mobile telecommunication services provider. We also sold the Fund's position in integrated telecommunication services provider TPSA (Telekomunikacja Polska), which eliminated our exposure to Poland.

Continuing the search for undervalued stocks trading at what we considered attractive valuations, the Fund initiated positions in two Russian firms: VSMPO (Vsmpo-Avisma), one of the world's largest integrated titanium products manufacturers, and South-Ural Nickel Factory, one of Russia's leading nickel producers. We believed that both companies could continue to benefit from high commodity prices and growing global demand for metals. The Fund also initiated exposure to Kazakhstan via the purchase of Alliance Bank, whose

------------

5. The telecommunication services sector comprises diversified telecommunication services in the SOI. The banks sector comprises commercial banks in the SOI.

4 | Annual Report
dominant presence in the country's retail loans segment coupled with strong economic growth could drive earnings. The Fund also established positions in Ukraine via purchases of KDD Group, a leading real estate investment and development group, and Kernel Holding, a major agricultural company. We believed KDD Group could benefit from growing Ukrainian demand for residential, retail and office space, while rising prices for soft commodities could lead to higher earnings for Kernel Holding. Ukraine's favorable economic environment also benefited both companies. In addition, we added to existing Russian holdings in OAO TMK, one of the world's leading value-added pipe products manufacturers for the oil and gas industry, and Gazprom, the largest global gas producer.

Thank you for your continued participation in Templeton Russia and East European Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OF MARK MOBIUS]

/s/ Mark Mobius
Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                               Annual Report | 5

PERFORMANCE SUMMARY AS OF 3/31/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: TRF                                          CHANGE     3/31/08     3/31/07
Net Asset Value (NAV)                               -$  7.11   $   60.37   $  67.48
Market Price (NYSE)                                 -$ 13.26   $   57.15   $  70.41
DISTRIBUTIONS (4/1/07 - 3/31/08)
Dividend Income                         $  0.5019
Short-Term Capital Gain                 $  0.0590
Long-Term Capital Gain                  $  9.3378
   TOTAL                                $  9.8987

PERFORMANCE

                                         1-YEAR     5-YEAR     10-YEAR
Cumulative Total Return(1)
   Based on change in NAV(2)               +3.85%   +495.16%    +468.67%
   Based on change in market price(3)      -6.78%   +482.12%    +298.39%
Average Annual Total Return(1)
   Based on change in NAV(2)               +3.85%    +42.84%     +18.98%
   Based on change in market price(3)      -6.78%    +42.21%     +14.50%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY, AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. RUSSIAN AND EAST EUROPEAN SECURITIES INVOLVE SIGNIFICANT ADDITIONAL RISKS, INCLUDING POLITICAL AND SOCIAL UNCERTAINTY (FOR EXAMPLE, REGIONAL CONFLICTS AND RISK OF WAR), CURRENCY EXCHANGE RATE VOLATILITY, PERVASIVENESS OF CORRUPTION AND CRIME IN THE RUSSIAN AND EAST EUROPEAN ECONOMIC SYSTEMS, DELAYS IN SETTLING PORTFOLIO TRANSACTIONS, AND RISK OF LOSS ARISING OUT OF THE SYSTEM OF SHARE REGISTRATION AND CUSTODY USED IN RUSSIA AND EAST EUROPEAN COUNTRIES. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN RUSSIA AND EAST EUROPEAN COUNTRIES, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

----------

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2.    Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

6 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED MARCH 31,
                                                      2008         2007          2006         2005         2004
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............  $    67.48   $    60.92   $     40.59   $    39.89   $     22.11
                                                   ----------   ----------   -----------   ----------   -----------
Income from investment operations:

   Net investment income (loss)(a)...............       (0.11)       (0.24)        (0.26)       (0.01)         0.15

   Net realized and unrealized gains (losses)....        2.90        20.90         29.51         4.28         21.86
                                                   ----------   ----------   -----------   ----------   -----------
Total from investment operations ................        2.79        20.66         29.25         4.27         22.01
                                                   ----------   ----------   -----------   ----------   -----------
Less distributions from:

   Net investment income ........................       (0.50)       (0.95)           --           --         (0.22)

   Net realized gains ...........................       (9.40)      (13.15)        (8.92)       (3.57)        (4.01)
                                                   ----------   ----------   -----------   ----------   -----------
Total distributions .............................       (9.90)      (14.10)        (8.92)       (3.57)        (4.23)
                                                   ----------   ----------   -----------   ----------   -----------
Net asset value, end of year ....................  $    60.37   $    67.48   $     60.92   $    40.59   $     39.89
                                                   ----------   ----------   -----------   ----------   -----------
Market value, end of year(b).....................  $    57.15   $    70.41   $     76.06   $    39.30   $     45.65
                                                   ==========   ==========   ===========   ==========   ===========

Total return (based on market value per share)...       (6.78)%      14.07%       130.61%       (5.15)%      150.26%

RATIOS TO AVERAGE NET ASSETS

Expenses before expense reduction ...............        1.73%        1.85%         1.84%        1.80%         1.84%

Expenses net of expense reduction ...............        1.73%        1.84%         1.84%        1.80%         1.84%

Net investment income (loss) ....................       (0.17)%      (0.39)%       (0.55)%      (0.02)%        0.47%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .................  $  331,860   $  368,832   $   330,324   $  218,577   $   214,166

Portfolio turnover rate .........................       10.26%        8.36%        15.73%        7.65%        18.76%

----------

(a)  Based on average daily shares outstanding.

(b) Based on the last sale on NYSE Euronext (formerly the New York Stock Exchange).

  Annual Report | The accompanying notes are an integral part of these financial
                                                                 statements. | 7

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 2008

                                                        COUNTRY         SHARES         VALUE
COMMON STOCKS 87.9%
COMMERCIAL BANKS 13.4%
Sberbank RF ........................................     Russia       14,231,000    $ 44,543,030
                                                                                    ------------

DIVERSIFIED FINANCIAL SERVICES 0.2%
(a,b)Alliance Bank JSC, GDR, 144A ..................   Kazakhstan        158,000         845,300
                                                                                    ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 15.3%
Sibirtelecom .......................................     Russia      146,940,180      14,326,668
Southern Telecommunications Co. ....................     Russia       63,812,635      10,529,085
Uralsvyazinform ....................................     Russia       59,201,000       3,108,052
VolgaTelecom .......................................     Russia        3,681,235      18,590,237
VolgaTelecom, ADR ..................................     Russia          407,000       4,110,700
                                                                                    ------------
                                                                                      50,664,742
                                                                                    ------------

ELECTRIC UTILITIES 0.1%
(a)Unified Energy Systems ..........................     Russia          438,764         455,876
                                                                                    ------------

ENERGY EQUIPMENT & SERVICES 4.2%
(a,b)C.A.T. oil AG, 144A ...........................     Austria         138,000       2,341,408
(a,c)Integra Group Holdings, GDR, Reg S ............     Russia          149,700       1,651,191
(b)OAO TMK, 144A ...................................     Russia          393,550       3,187,755
OAO TMK, GDR .......................................     Russia          210,000       6,808,200
                                                                                    ------------
                                                                                      13,988,554
                                                                                    ------------

FOOD PRODUCTS 2.1%
(a,b)Cherkizovo Group OJSC, GDR, 144A ..............     Russia           65,000       1,010,750
(a)Kernel Holding SA ...............................   Luxembourg        362,000       5,839,365
                                                                                    ------------
                                                                                       6,850,115
                                                                                    ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
TGC-5 JSC ..........................................     Russia      517,838,821         427,217
                                                                                    ------------

MACHINERY 0.5%
(a)JSC Mashinostroitelniy Zavod ....................     Russia            4,240       1,537,000
                                                                                    ------------

METALS & MINING 28.5%
(a)Chelyabinsk Zinc Plant ..........................     Russia          278,000       2,863,400
Cherepovets Mk Severstal ...........................     Russia        1,655,300      37,492,545
Mining and Metallurgical Co. Norilsk Nickel ........     Russia          158,300      44,878,050
Polyus Gold ........................................     Russia          102,052       5,459,782
Vsmpo-Avisma Corp. .................................     Russia           11,730       2,661,760
aSouth-Ural Nickel Factory .........................     Russia            1,100       1,238,050
                                                                                    ------------
                                                                                      94,593,587
                                                                                    ------------

OIL, GAS & CONSUMABLE FUELS 16.1%
Gazprom OAO ........................................     Russia          524,000       6,644,320
Gazprom OAO, ADR ...................................     Russia          210,500      10,661,825
LUKOIL, ADR ........................................     Russia          423,800      36,033,595
                                                                                    ------------
                                                                                      53,339,740
                                                                                    ------------

8 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                                                          COUNTRY       SHARES         VALUE
COMMON STOCKS (CONTINUED)
PHARMACEUTICALS 5.3%
Egis Nyrt ..........................................      Hungary        132,771    $ 14,351,666
(a)Veropharm .......................................      Russia          55,000       3,107,500
                                                                                    ------------
                                                                                      17,459,166
                                                                                    ------------

REAL ESTATE 2.1%
(a,b)KDD Group NV 144A .............................     Netherlands     802,580       2,803,187
(a)Open Investments ................................       Russia         18,950       4,187,950
                                                                                    ------------
                                                                                       6,991,137
                                                                                    ------------
TOTAL COMMON STOCKS (COST $85,809,150) .............                                 291,695,464
                                                                                    ------------

SHORT TERM INVESTMENT (COST $40,799,536) 12.3%
MONEY MARKET FUND 12.3%
(d)Franklin Institutional Fiduciary Trust Money
Market Portfolio, 2.50%.............................    United States 40,799,536      40,799,536
                                                                                    ------------

TOTAL INVESTMENTS (COST $126,608,686) 100.2% .......                                 332,495,000
OTHER ASSETS, LESS LIABILITIES (0.2)% ..............                                    (635,259)
                                                                                    ------------

NET ASSETS 100.0% ..................................                                $331,859,741
                                                                                    ============

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt

GDR - Global Depository Receipt

----------

(a)   Non-income producing for the twelve months ended March 31, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At March 31, 2008, the aggregate value of these securities was $10,188,400, representing 3.07% of net assets.

(c) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At March 31, 2008, the value of this security was $1,651,191, representing 0.50% of net assets.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

  Annual Report | The accompanying notes are an integral part of these financial
                                                                 statements. | 9

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2008

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ......................   $  85,809,150
     Cost - Sweep Money Fund (Note 7) .................      40,799,536
                                                          -------------
     Total cost of investments ........................   $ 126,608,686
                                                          =============
     Value - Unaffiliated issuers .....................     291,695,464
     Value - Sweep Money Fund (Note 7) ................      40,799,536
                                                          -------------
     Total value of investments .......................     332,495,000
                                                          -------------
        Total assets ..................................     332,495,000
                                                          -------------

Liabilities:
   Payables:
     Affiliates .......................................         416,881
   Accrued expenses and other liabilities .............         218,378
                                                          -------------
        Total liabilities .............................         635,259
                                                          -------------
          Net assets, at value ........................   $ 331,859,741
                                                          =============

Net assets consist of:
   Paid-in capital ....................................   $  83,223,437
   Distributions in excess of net investment income....      (6,549,126)
   Net unrealized appreciation (depreciation) .........     205,886,314
   Accumulated net realized gain (loss) ...............      49,299,116
                                                          -------------
          Net assets, at value ........................   $ 331,859,741
                                                          =============
Shares outstanding ....................................       5,497,179
                                                          =============
Net asset value per share .............................   $       60.37
                                                          =============

10 | The accompanying notes are an integral part of these financial statements. | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended March 31, 2008

Investment income:
   Dividends: (net of foreign taxes of $592,377)
     Unaffiliated issuers ............................................  $  4,691,543
     Sweep Money Fund (Note 7) .......................................       890,608
                                                                        ------------
        Total investment income ......................................     5,582,151
                                                                        ------------
Expenses:
   Management fees (Note 3a) .........................................     4,415,664
   Administrative fees (Note 3b) .....................................       718,080
   Transfer agent fees ...............................................        51,026
   Custodian fees (Note 4) ...........................................       808,019
   Reports to shareholders ...........................................        48,822
   Professional fees .................................................        96,203
   Directors' fees and expenses ......................................        38,100
   Other .............................................................        33,950
                                                                        ------------
        Total expenses ...............................................     6,209,864
        Expense reductions (Note 4) ..................................        (3,020)
                                                                        ------------
             Net expenses ............................................     6,206,844
                                                                        ------------
               Net investment income (loss) ..........................      (624,693)
                                                                        ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments .....................................................    81,769,268
     Foreign currency transactions ...................................       106,401
                                                                        ------------
               Net realized gain (loss) ..............................    81,875,669
                                                                        ------------
   Net change in unrealized appreciation (depreciation) on investments   (66,168,424)
                                                                        ------------
Net realized and unrealized gain (loss)  .............................    15,707,245
                                                                        ============
Net increase (decrease) in net assets resulting from operations ......  $ 15,082,552
                                                                        ============

            Annual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 11

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED MARCH 31,
                                                                               2008             2007
                                                                          --------------   --------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) ......................................  $     (624,693)  $   (1,296,568)
     Net realized gain (loss) from investments and foreign
     currency transactions .............................................      81,875,669       65,957,437
     Net change in unrealized appreciation (depreciation) on
     investments .......................................................     (66,168,424)      47,594,128
                                                                          --------------   --------------
        Net increase (decrease) in net assets resulting from
        operations .....................................................      15,082,552      112,254,997
                                                                          --------------   --------------
   Distributions to shareholders from:
     Net investment income .............................................      (2,750,279)      (5,138,264)
     Net realized gains ................................................     (51,438,970)     (71,453,671)
                                                                          --------------   --------------
     Total distributions to shareholders ...............................     (54,189,249)     (76,591,935)
                                                                          --------------   --------------

   Capital share transactions: (Note 2) ................................       2,134,598        2,844,805
                                                                          --------------   --------------
        Net increase (decrease) in net assets ..........................     (36,972,099)      38,507,867
Net assets:
   Beginning of year ...................................................     368,831,840      330,323,973
                                                                          --------------   --------------
   End of year .........................................................  $  331,859,741   $  368,831,840
                                                                          ==============   ==============
Distributions in excess of net investment income included in net assets:
   End of year .........................................................  $   (6,549,126)  $   (5,767,080)
                                                                          ==============   ==============

12 | The accompanying notes are an integral part of these financial statements. | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia and East European Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

                                                              Annual Report | 13

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

14 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At March 31, 2008, there were 100 million shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                          YEAR ENDED MARCH 31,
                                                  2008                            2007
                                         SHARES         AMOUNT           SHARES           AMOUNT
                                     ----------------------------------------------------------------
Shares issued for reinvestment of
distributions ...................           31,002  $     2,134,598           44,233  $     2,844,805

                                                              Annual Report | 15

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

2. CAPITAL STOCK (CONTINUED)

In December 2007, the Fund's Board of Directors authorized management to re-implement the Fund's open-market share repurchase program. Under the program, the Fund may purchase, from time to time, fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. During the years ended March 31, 2007 and March 31, 2008, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                        AFFILIATION
Templeton Asset Management Ltd. (TAML)            Investment manager
Franklin Templeton Services, LLC (FT Services)    Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

ANNUALIZED FEE RATE     NET ASSETS
     1.250%             Up to and including $1 billion
     1.200%             Over $1 billion, up to and including $5 billion
     1.150%             Over $5 billion, up to and including $10 billion
     1.100%             Over $10 billion, up to and including$15 billion
     1.050%             Over $15 billion, up to and including$20 billion
     1.000%             In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average weekly net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2008, the custodian fees were reduced as noted in the Statement of Operations.

16 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

5. INCOME TAXES

The tax character of distributions paid during the years ended March 31, 2008 and 2007, was as follows:

                                  2008            2007
Distributions paid from:
 Ordinary income ..........  $   3,073,586   $     6,628,382
 Long term capital gain....     51,115,663        69,963,553
                             -------------   ---------------
                             $  54,189,249   $    76,591,935
                             =============   ===============

At March 31, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .........................  $ 133,588,576
                                               =============

Unrealized appreciation .....................  $ 204,643,820
Unrealized depreciation .....................     (5,737,396)
                                               -------------

Net unrealized appreciation (depreciation)...  $ 198,906,424
                                               =============

Undistributed ordinary income ...............  $   3,385,802
Undistributed long term capital gains .......     46,344,077
                                               -------------

Distributable earnings ......................  $  49,729,879
                                               =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2008, aggregated $34,229,524 and $118,231,216, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

                                                              Annual Report | 17

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

8. CONCENTRATION OF RISK

Investing in equity securities of Russian and East European companies may include certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of securities registration and transfer.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the U.S. Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On May 9, 2008, the SEC approved a final plan of distribution for the Company's market timing settlement. Distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Funds, it is committed to making the Funds or their shareholders whole, as appropriate.

18 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

10. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

                                                              Annual Report | 19

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Russia and East European Fund, Inc. (the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 20, 2008

20 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $75,992,972 as a long term capital gain dividend for the fiscal year ended March 31, 2008.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $3,278,345 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2008.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $5,268,676 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2008. In January 2009, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2008. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $453,222 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2008.

                                                              Annual Report | 21

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS, AUGUST 24, 2007

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida, on August 24, 2007 for the purpose of electing five Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Edith E. Holiday, Charles B. Johnson, Gregory E. Johnson, Frank A. Olson and Robert E. Wade.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

Proposal: The election of five (5) Directors:

                                                     % OF                               % OF
                                                     SHARES                             SHARES
                                          % OF      PRESENT                 % OF       PRESENT
                                      OUTSTANDING     AND                OUTSTANDING     AND
TERM EXPIRING 2010           FOR         SHARES      VOTING   WITHHELD      SHARES     VOTING
-------------------       ---------   -----------   -------   --------   -----------   -------
Edith E. Holiday.......   4,313,775      78.72%      97.05%   131,329       2.40%       2.95%
Charles B. Johnson.....   4,373,837      79.82%      98.40%    71,267       1.30%       1.60%
Gregory E. Johnson.....   4,375,302      79.84%      98.43%    69,802       1.27%       1.57%
Frank A. Olson.........   4,370,729      79.76%      98.33%    74,375       1.36%       1.67%
Robert E. Wade.........   4,353,381      79.44%      97.94%    91,723       1.67%       2.06%

-----------

* Harris J. Ashton, Frank J. Crothers, David W. Niemiec, Larry D. Thompson and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

22 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify the Plan Administrator at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on NYSE Euronext (formerly the New York Stock Exchange) or otherwise on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on NYSE Euronext or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fees for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds, less a service charge of $15.00 and less trading fees of $0.12 per share, to the participant.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge.

                                                              Annual Report | 23

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

To enroll in the service, access your account online by going to https://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

24 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

TRANSFER AGENT
BNY Mellon Shareowner Services
P.O. Box 358015
Pittsburgh, PA 15252-8015
1-800-416-5585
www.bnymellon.com

SHAREHOLDER INFORMATION

Shares of Templeton Russia and East European Fund, Inc. are traded on NYSE Euronext (formerly the New York Stock Exchange) under the symbol "TRF." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, WEEKLY in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in NYSE Euronext Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECT(R). For information go to BNY Mellon Shareowner Services' web site at https://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Russia and East European Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

                                                              Annual Report | 25

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF     FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION   TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   --------   -----------   -----------------------   -----------------------------------
HARRIS J. ASHTON (1932)          Director   Since 1994    143                       Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
-----------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)           Director   Since         28                        SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                      January 2008                            Allied Capital Corporation
Suite 2100                                                                          (financial services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer,
NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc.
(until 1995).
-----------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Director   Since 1998    21                        Fortis, Inc. (utility holding
500 East Broward Blvd.                                                              company), Nuinsco Resources Limited
Suite 2100                                                                          (mineral exploration), Royal
Fort Lauderdale, FL 33394-3091                                                      Fidelity Merchant Bank & Trust
                                                                                    Limited (financial services), C.A.
                                                                                    Bancorp Inc. (financial services),
                                                                                    Victory Nickel Inc. (mineral
                                                                                    exploration), ABACO Markets Limited
                                                                                    (retail distributors) and Belize
                                                                                    Electricity Limited (electric
                                                                                    utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company, Ltd.; Director,
Provo Power Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman,
Atlantic Equipment & Power Ltd. (1977-2003).
-----------------------------------------------------------------------------------------------------------------------

26 | Annual Report

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   -----------   ----------------   -----------------------   -------------------------------------
EDITH E. HOLIDAY (1952)          Lead          Lead Independent   143                       Hess Corporation (exploration and
500 East Broward Blvd.           Independent   Director since                               refining of oil and gas), H.J. Heinz
Suite 2100                       Director      December 2007                                Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                 and Director                                 products), RTI International Metals,
                                               since 1996                                   Inc. (manufacture and distribution
                                                                                            of titanium), Canadian National
                                                                                            Railway (railroad) and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Director      Since 2005         21                        Emeritus Corporation (assisted
500 East Broward Blvd.                                                                      living) and OSI Pharmaceuticals,
Suite 2100                                                                                  Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC
Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997);
and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
-----------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Director      Since 2003         143                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                      refining of oil and gas) and
Suite 2100                                                                                  Sentient Jet (private jet
Fort Lauderdale, FL 33394-3091                                                              service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Director      Since 2005         143                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior
Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).
-----------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 27

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   -----------   ----------------   -----------------------   -------------------------------------
CONSTANTINE D. TSERETOPOULOS     Director      Since 1997         21                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director      Since 2006         35                        El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                     (investments) and ARC Wireless
Suite 2100                                                                                  Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                              and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
-----------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   -----------   ----------------   -----------------------   -------------------------------------
**CHARLES B. JOHNSON (1933)      Director,     Director and       143                       None
One Franklin Parkway             Chairman of   Vice President
San Mateo, CA 94403-1906         the Board     since 1994 and
                                 and Vice      Chairman of the
                                 President     Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 42 of the invest- ment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)      Director      Since 2006         94                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------

28 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   --------------   ----------------   -----------------------   ----------------------------------
JAMES M. DAVIS (1952)            Chief            Chief Compliance   Not Applicable            Not Applicable
One Franklin Parkway             Compliance       Officer since
San Mateo, CA 94403-1906         Officer and      2004 and Vice
                                 Vice President   President -
                                 - AML            AML Compliance
                                 Compliance       since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------
LAURA F. FERGERSON (1962)        Chief            Since              Not Applicable            Not Applicable
One Franklin Parkway             Financial        February 2008
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
-----------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Vice President   Since              Not Applicable            Not Applicable
500 East Broward Blvd.                            February 2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President   Since 1996         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 29

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President   Since 1994         Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, VICE PRESIDENT and Controller, Keystone Group, Inc.
----------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)               President        President since    Not Applicable            Not Applicable
17th Floor,                      and Chief        1994 and Chief
The Chater House                 Executive        Executive
8 Connaught Road                 Officer -        Officer -
Central, Hong Kong               Investment       Investment
                                 Management       Management since
                                                  2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986- 1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
----------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary        Since 2004          Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer        Since 2004         Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President   Since 2005         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
----------------------------------------------------------------------------------------------------------------------------------

30 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Senior Vice      Since              Not Applicable            Not Applicable
500 East Broward Blvd.           President        February 2008
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1999-2004).
----------------------------------------------------------------------------------------------------------------------------------

-----------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.

                                                              Annual Report | 31

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Templeton Russia and East European Fund, Inc. (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included reports on the Fund, the share price premium or discount to net asset value, the results of investment performance and related financial information for the Fund, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the investment manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed below, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function

32 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance within a Lipper performance universe consisting of the Fund and all other non-leveraged closed-end emerging markets funds as selected by Lipper. Such report considers total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. Performance was shown during 2007 as well as for the previous 10 years ended December 31, 2007. The Lipper report showed that the Fund's total return during 2007 was in the lowest quintile of its performance universe, but on an annualized basis during each of the previous three-, five- and 10-year periods was in the highest quintile of such universe. The Board found such performance to be acceptable, noting that the Fund's 2007 total return exceeded 20% as shown in such Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a Lipper report analysis of the management fees and total expense ratios of the Fund compared with an expense group consisting of the Fund and 10 other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of such expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees and the results of such expense comparisons showed the Fund's contractual investment management fee to be the highest in its expense group being 44 basis points above the expense group median and its actual expense ratio to be 37 basis points above the median for such expense group. The Board found such expenses to be acceptable in view of the Fund's performance and the quality and experience of the Fund's portfolio managers and research staff.

                                                              Annual Report | 33

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

34 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by NYSE Euronext's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2007. Additionally, the Fund expects to file, on or about May 30, 2008, such certifications with its Form N-CSR for the year ended March 31, 2008.

                                                              Annual Report | 35

                      This page intentionally left blank.



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $70,087 for the fiscal year ended March 31, 2008 and $90,221 for the fiscal year ended March 31, 2007.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31, 2008 and $4,350 for the fiscal year ended March 31, 2007. The services for which these fees were paid included tax compliance and advice.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31, 2008 and $49,961 for the fiscal year ended March 31, 2007. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2008 and $189 for the fiscal year ended March 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2008 and $175,672 for the fiscal year ended March 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended March 31, 2008 and $230,172 for the fiscal year ended March 31, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of directors or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of May 30, 2008, the portfolio managers of the Fund are as follows:

MARK MOBIUS, PH.D, MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD.

Dr. Mobius has been a portfolio manager of the Fund since inception. He has primary responsibility for the investments of the Fund, and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1987.

DENNIS LIM, CO-CHIEF EXECUTIVE OFFICER AND DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD.

Based in Singapore, Mr. Lim has been a portfolio manager of the Fund since 2000, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1990.

TOM WU, DIRECTOR OF TEMPLETON ASSET MANAGEMENT LTD.

Based in Hong Kong, Mr. Wu has been a portfolio manager of the Fund since inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1987.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2008.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


-------------------------------------------------------------------------------------------------------------
                                   ASSETS                           ASSETS OF
                   NUMBER          OF OTHER                         OTHER POOLED                    ASSETS OF
                  OF OTHER        REGISTERED        NUMBER OF       INVESTMENTS                     OTHER
                 REGISTERED       INVESTMENT       OTHER POOLED     VEHICLES       NUMBER OF        ACCOUNTS
                 INVESTMENT       COMPANIES        INVESTMENT       MANAGED        OTHERS          MANAGED
                 COMPANIES        MANAGED          VEHICLES        (X $1           ACCOUNTS         (X $1
NAME             MANAGED        (x $1 MILLION)      MANAGED/1      MILLION)/1      MANAGED/1       MILLION)/1
--------------------------------------------------------------------------------------------------------------
Mark Mobius          8            12,458.2             27            22,970.0           4            1,751.9
--------------------------------------------------------------------------------------------------------------
Dennis Lim           6           10,401.8             5              1,715.4           1              352.1
--------------------------------------------------------------------------------------------------------------
Tom Wu               6           10,401.8             4              2,502.5           1              352.1
--------------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

          o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

          o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

          o RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

          o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of one or more mutual funds, and options to purchase common shares of a Franklin Templeton fund. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of March 31, 2008 (such amounts may change from time to time):

         ---------------------------------------------------------------------
                                          DOLLAR RANGE OF FUND SHARES
                PORTFOLIO MANAGER           BENEFICIALLY OWNED
         ---------------------------------------------------------------------
         Mark Mobius                                      None
         ---------------------------------------------------------------------
         Dennis Lim                                       None
         ---------------------------------------------------------------------
         Tom Wu                                           None
         ---------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

By /s/GALEN G. VETTER
  ----------------------------
   Galen G. Vetter
   Chief Executive Officer -
     Finance and Administration
   Date May 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/GALEN G. VETTER
  ----------------------------
   Galen G. Vetter
   Chief Executive Officer -
     Finance and Administration
   Date May 27, 2008



By /s/LAURA F. FERGERSON
  ---------------------------
   Laura F. Fergerson
   Chief Financial Officer and
   Chief Accounting Officer
   Date May 27, 2008